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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)      October 27, 2000
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                     LERNOUT & HAUSPIE SPEECH PRODUCTS N.V.
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             (Exact Name Of Registrant As Specified In Its Charter)

                             The Kingdom of Belgium
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                 (State or Other Jurisdiction of Incorporation)

              0-27296                                    N/A
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       (Commission File Number)            (I.R.S. Employer Identification No.)

52 Third Avenue, Burlington, Massachusetts                   01803
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(Address of Principal Executive Offices in the U.S.)      (Zip Code)

                                 (781) 203-5000
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.    OTHER EVENTS.

     In connection with the lawsuit brought by Visteon Corporation against the Registrant (as reported by the Registrant on a Current Report on Form 8-K, dated October 13, 2000), the Suffolk Superior Court for the Commonwealth of Massachusetts issued a modified preliminary injunction against the Registrant on November 1, 2000. The modified preliminary injunction clarified a preliminary injunction issued by the Court on October 27, 2000. The newly issued injunction restrains the Registrant from:

          . taking any actions to develop, market, license or sell onboard embedded and offboard ISP voice solutions for automotive applications in the: (a) market for products sold for installation into new vehicles manufactured by OEMs (the "OEM Market"); or (b) market for products installed in, or designed for primary use in, a vehicle, other than the OEM Market (the "Automotive Aftermarket");

          . transferring to any third party, other than Visteon or Automotive Voice Solutions, L.L.C., any right to software or other technology that have application to the OEM Market and the Automotive Aftermarket; and

          . transferring to any third party, other than Visteon or Automotive Voice Solutions L.L.C., any customer contracts related to voice solutions for automotive applications for the OEM Market or the Automotive Aftermarket.

     The preliminary injunction, however, specifically does not prevent the Registrant from:

          . making ongoing sales: (a) to chip-set manufacturers of technology which is not primarily designed for use in a vehicle; or (b) of technology for voice-enabled mobile phones not primarily designed for installation or use in the vehicle;

          . continuing to fulfill all obligations under contracts with third parties existing prior to November 1, 2000;

          . continuing to negotiate and enter into new contracts relating to voice solutions for automotive applications for the OEM Market and the Automotive Aftermarket; or

          . internally continuing to develop onboard embedded and offboard ISP voice solutions for the OEM Market and the Automotive Aftermarket.

The injunction requires the Registrant to account for all revenues and expenses incurred in connection with most of these permitted activities. The Registrant, however, is not permitted to take any steps in connection with these activities which would preclude it from assigning applicable contracts or rights to Visteon or Automotive Voice Solutions, L.L.C.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              LERNOUT & HAUSPIE SPEECH
                              PRODUCTS N.V.
Dated:  November 14, 2000


                              By:  /s/ Daniel P. Hart
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                                   Daniel P. Hart
                                   General Counsel and Senior Vice President

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